SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

ALPINE GLOBAL PREMIER PROPERTIES FUND
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alpine Global Premier Properties Fund
c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

January 29, 2010

Dear Shareholder:

We are writing to inform you of the upcoming annual meeting of shareholders of the Alpine Global Premier Properties Fund, a Delaware statutory trust (the "Fund") scheduled to be held on March 18, 2010 (the "Annual Meeting") to elect two Trustees to the Board of Trustees (the "Board") each to serve for a three-year term or until his successor has been duly elected and qualified. This proposal is discussed in more detail in the Fund's Proxy Statement, which you should read carefully. The Board believes that this proposal is in the best interests of the Fund and its shareholders, and unanimously recommends that you vote "FOR" the election of James A. Jacobson and H. Guy Leibler as Trustees.

If you are a shareholder of record as of the close of business on January 15, 2010, you are entitled to vote at the Annual Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Annual Meeting, most shareholders will cast their votes by filling out and signing the Proxy Card. The Board has recommended the election of Messrs. Jacobson and Leibler as Trustees and encourages you to vote "FOR" their election. If you have any questions regarding the issue to be voted on, please do not hesitate to call the Fund at 1-800-617-7616. Whether or not you are planning to attend the Annual Meeting, we need your vote. Please mark, sign, and date the Proxy Card and promptly return it, so that the maximum number of shares may be voted.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

ALPINE GLOBAL PREMIER
PROPERTIES FUND

Samuel A. Lieber, President

Alpine Global Premier Properties Fund
c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

NOTICE OF ANNUAL MEETING
TO BE HELD MARCH 18, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on March 18, 2010. The Proxy Statement is available at www.proxyonline.com/docs/Alpineglobalpremierpropertiesfund.pdf.

To the shareholders of the Alpine Global Premier Properties Fund, a Delaware statutory trust (the "Fund"):

Notice is hereby given that the Annual Meeting (the "Meeting") of the shareholders of the Fund will be held on March 18, 2010, at 12:00 p.m., Eastern Time, at 707 Westchester Avenue, White Plains, New York 10604. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1.  To elect Messrs. James A. Jacobson and H. Guy Leibler as Trustees to the Board of Trustees for a term of three years until their successor has been duly elected and qualified.

2.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The proposal is discussed in greater detail in the Fund's Proxy Statement. Shareholders of record at the close of business on January 15, 2010 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the Proxy Card, so that a quorum will be present and a maximum number of shares may be voted. You may change your vote at any time by notifying the undersigned or by voting at the Meeting.

By Order of the Board of Trustees

Samuel A. Lieber, President

January 29, 2010

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EITHER VOTE OVER THE INTERNET OR COMPLETE, DATE, SIGN AND MAIL THE PROXY CARD. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATIONS		VALID SIGNATURES
Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

Alpine Global Premier Properties Fund
c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

PROXY STATEMENT
January 29, 2010

This Proxy Statement is being furnished by the Board of Trustees (at times, the "Board") of the Alpine Global Premier Properties Fund (the "Fund" or the "Trust"), to the shareholders of the Fund, in connection with the Fund's solicitation of shareholders' proxies for use at its Annual Meeting (the "Meeting") scheduled to be held March 18, 2010, at 12:00 p.m., Eastern Time, at 707 Westchester Avenue, White Plains, New York 10604 for the purposes set forth below and in the accompanying Notice of Annual Meeting. This Proxy Statement was mailed to registered shareholders only on or about January 29, 2010 and is available on the internet at www.proxyonline.com/docs/Alpineglobalpremierpropertiesfund.pdf. The Notice of Internet Availability of Proxy Materials was mailed on or about January 29, 2010. At the Meeting, the shareholders of the Fund will be asked:

1.  To elect Messrs. James A. Jacobson and H. Guy Leibler as Trustees to the Board of Trustees for a term of three years until their successor has been duly elected and qualified.

2.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940 (the "Investment Company Act"). The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Shareholders of the Fund at the close of business on January 15, 2010 will be entitled to be present and vote at the Meeting. As of that date, there were 106,367,883 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $797,290,154.51.

Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by completing, dating, signing and returning the proxy card. In addition, shareholders who received the Notice of Internet Availability of Proxy Materials (the "Notice") by mail, rather than the Proxy Statement, may vote over the internet using the control number found on the Notice. Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement. In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote "FOR" the election of Messrs. Jacobson and Leibler and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust, Andrew Pappert, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, or in person at the time of the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

The election of a Trustee to the Board requires the affirmative vote of a plurality of the shares of beneficial interest entitled to vote for the election of any Trustee present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of Messrs. Jacobson and Leibler as a Trustee. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the election of Messrs. Jacobson and Leibler as Trustees.

Quorum Required to Hold Meeting. In order to transact business at the Meeting, a "quorum" must be present. Under the Trust's Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of shareholders representing a majority of the outstanding shares of the Fund on the record date entitled to vote on a matter.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. Abstentions and broker non-votes will not, however, be treated as votes cast at the Meeting. Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality or majority of votes cast for approval, but will have the same effect as a vote "against" on proposals requiring any percentage of the outstanding voting securities of the Fund for approval.

If a quorum of shareholders of the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to elect Messrs. Jacobson and Leibler as Trustees are not received, the shareholders present at the Meeting or the persons named as proxies shall have the power, but are under no obligation, to propose an adjournment of the Meeting without further notice other than announcement at the Meeting until such quorum shall be present. The shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting on a matter shall also have the power to adjourn the Meeting. Written notice of such an adjournment stating the place, date and hour thereof, and in the case of a special meeting, specifying the purpose or purposes thereof, shall be given to each shareholder entitled to vote thereat, at least (10) days prior to the meeting, if the Meeting is adjourned to a date more than one hundred thirty (130) days after the original Record Date set for the Meeting. With respect to the election of Messrs. Jacobson and Leibler as Trustees, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the election, and vote against adjournment all proxies that voted against such election. Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily via the internet or in some cases by mail. Although it is not anticipated, the solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, Alpine Woods Capital Investors, LLC (the "Investment Adviser"), or ALPS Fund Services, Inc. ("ALPS"), the Fund's administrator, who will not be paid for these services. The Fund, the Investment Adviser or ALPS may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. If requested, the Fund shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Delivery of Proxy to Security Holders Sharing an Address. Only one Notice or proxy statement is being delivered to multiple security holders sharing the same address. If requested, the Fund shall provide a proxy statement to each security holder sharing an address. Such security holders requesting individual proxy statements may call 1-800-617-7616 to place their request.

PROPOSAL

ELECTION OF TRUSTEES

Background. At the Meeting, shareholders will be asked to vote for the election of Messrs. Jacobson and Leibler, each to serve as Trustee for a term of three years or until his successor is duly elected and qualified.

The persons named as proxies on the proxy card enclosed with this Proxy Statement intend to vote at the Meeting "FOR" the election of Messrs. Jacobson and Leibler each to serve as a Trustee of the Trust for a term of three years until his successor has been duly elected and qualified.

Messrs. Jacobson and Leibler have consented to be named in this Proxy Statement and have agreed to serve if elected. If Messrs. Jacobson and Leibler should be unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating Committee of the Trust.

Information Concerning the Nominee/ Trustees. The following table sets forth information about Messrs. Jacobson and Leibler for election to the Board of Trustees and each currently-elected member of the Board of Trustees including, his name, address, age, position with the Trust, term of office and length of service with the Trust, principal occupation or employment and other directorships held during the past five years. Messrs. Jacobson and Leibler and each other independent trustee is not considered to be an "interested person" of the Fund within the meaning of the Investment Company Act or the Investment Adviser (each an "Independent Trustee" and, collectively the "Independent Trustees." Mr. Samuel A. Lieber is considered to be an "interested person" within the meaning of the Investment Company Act and the Investment Adviser.

NOMINEE/ TRUSTEES

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
James A. Jacobson (64), 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Nominee and Independent Trustee	Until 2010, since July 21, 2009	Retired (11/2008-Present); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008).	16	Trustee, each of the Alpine Trusts*; Trustee, Allianz Global Investors Multi-Funds.

H. Guy Leibler (55), 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Nominee and Independent Trustee	Until 2010, since June 23, 2006.	Private investor since 2007, Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.*

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jeffrey E. Wacksman (49) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Independent Trustee	Until 2011, since June 23, 2006.	Partner, Loeb, Block & Partners LLP since 1994.	16	Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women's Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

Laurence B. Ashkin (81), 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Independent Trustee	Until 2012, since June 23, 2006	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Director, Chicago Public Radio; Board Chair, The Perspectives Charter Schools; Trustee, each of the Alpine Trusts.*

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Samuel A. Lieber** (53), 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Interested Trustee, President and Chairman of the Board	Until 2012, since May 11, 2006.	Chief Executive Officer of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee and Chairman of the Board, each of the Alpine Trusts.*

  *  The Fund Complex includes the Fund, each series of the Alpine Series Trust (Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund and Alpine Accelerating Dividend Fund), each series of the Alpine Equity Trust (Alpine Cyclical Advantage Property Fund, Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund), each series of the Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund) and the Alpine Total Dynamic Dividend Fund and the Alpine Global Dynamic Dividend Fund.

  **  Mr. Lieber is the CEO of the Investment Adviser and is also the son of Stephen A. Lieber.

EXECUTIVE OFFICERS

The current executive officers of the Fund, in addition to Samuel A. Lieber, include the following:

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Stephen A. Lieber (84) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Executive Vice President	Indefinite, since June 23, 2006.	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.

John Megyesi (48) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Chief Compliance Officer	Indefinite, since March 30, 2009.	Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager; Trade surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

Ronald Palmer (41) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Chief Financial Officer	Indefinite, since January 5, 2010	Independent Consultant (2008-2009); Vice President, Macquarie Capital Investment Management (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

Meimei Li (45) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Treasurer	Indefinite, since March 30, 2009	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).

Andrew E. Pappert (29) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Secretary	Indefinite, since March 30, 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).

Board Meetings and Committees. The Trust's Board held four regular meetings during the fiscal year ended October 31, 2009. The Board has also established three standing committees in connection with the governance of the Trust: an Audit Committee, a Nominating Committee, and a Valuation Committee. For the fiscal year ended October 31, 2009, Messrs. Jacobson and Leibler each attended at least 75% of the meetings of the Board and of the

Committees (if a member thereof) held during the period for which he was a Trustee.

Audit Committee. The Board has an Audit Committee consisting of all the Independent Trustees. In addition, the members of the Audit Committee are also "independent," as defined in the Fund's written Charter for the Audit Committee. The members of the Audit Committee include H. Guy Leibler, Jeffrey E. Wacksman, Laurence B. Ashkin and James A. Jacobson. As of January 5, 2010, Mr. Leibler serves as the Chairman of the Audit Committee. Mr. Ashkin continues to serve as the Audit Committee Financial Expert. The Audit Committee is responsible for advising the full Board regarding accounting, auditing and financial matters affecting the Trust. The Audit Committee met four times during the fiscal year ended October 31, 2009. The Board has adopted a written Charter for the Audit Committee, which is available at the Fund's website, www.alpinecef.com.

Nominating Committee. The Board has a Nominating Committee consisting of all the Independent Trustees. The members of the Nominating Committee include H. Guy Leibler, Jeffrey E. Wacksman, Laurence B. Ashkin and James A. Jacobson. Mr. Leibler serves as the Chairman of the Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee met four times during the fiscal year ended October 31, 2009. The Board has adopted a written Charter for the Nominating Committee, which is available at the Fund's website, www.alpinecef.com.

The Nominating Committee will review shareholders' nominations to fill vacancies on the Board. Recommendations for consideration by the Nominating Committee should be sent to the Chairman of the Nominating Committee in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the Chairman of the Nominating Committee at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. In looking at the qualification of each candidate to determine if their election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board of Trustees believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) be highly accomplished in his or her respective field; (4) have a relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board of Trustees and enhance his or her knowledge of the Trust's business.

Valuation Committee. The Board has a Valuation Committee consisting of all the Independent Trustees. The members of the Valuation Committee include H. Guy Leibler, Jeffrey E. Wacksman, Laurence B. Ashkin and James A. Jacobson. Mr. Wacksman serves as Chairman of the Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of portfolio securities and other investments; and (2) as required by the Trust's valuation policies, when the full Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees. The Valuation Committee met three times during the fiscal year ended October 31, 2009. The Board has adopted a written Charter for the Valuation Committee, which is available at the Fund's website, www.alpinecef.com. The Fund does not have a compensation committee.

Communication to the Trustees. Shareholders may contact the Trustees directly by contacting the Secretary of the Trust at the principal executive offices of the Trust with such request. Such correspondences should be sent to Andrew Pappert, Secretary, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

Compensation of Trustees. Under the federal securities laws, the Fund is required to provide to its shareholders in connection with the Meeting information regarding compensation paid to Trustees by the Fund as well as by the various other U.S. registered investment companies advised by the Investment Adviser during its prior fiscal year.

The table below sets forth the amount of compensation the Trustees received from the Fund during the fiscal year ended October 31, 2009. Currently, the Fund does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustee
Jeffrey E. Wacksman	$16,000	$60,000
Laurence B. Ashkin	$16,000	$60,000
H. Guy Leibler	$16,000	$60,000
James A. Jacobson	$8,000	$27,000
Samuel A. Lieber	$0	$0

Management Ownership. To the knowledge of the Fund's management, before the close of business on January 15, 2010, the officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund. The following table sets forth the aggregate dollar range of equity securities beneficially owned of the Fund and of all Funds overseen by each Trustee in the Fund Complex as of December 31, 2009:

Amount Invested Key

A.  None

B.  $1-$10,000

C.  $10,001-$50,000

D.  $50,001-$100,000

E.  over $100,000

Name of Trustee	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustees in Fund Complex*
Independent Trustees
Jeffrey E. Wacksman	C	E
Laurence B. Ashkin	B	E
H. Guy Leibler	B	D
James A. Jacobson	A	A
Interested Trustee
Samuel A. Lieber	E	E

  *  The Fund Complex includes the Fund, each series of the Alpine Series Trust (Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund,

Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund, and Alpine Accelerating Dividend Fund), each series of the Alpine Equity Trust (Alpine Cyclical Advantage Property Fund, Alpine International Real Estate Equity Fund, Alpine Realty Income & Growth Fund, Alpine Emerging Markets Real Estate Fund and Alpine Global Infrastructure Fund), each series of the Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund) and the Alpine Total Dynamic Dividend Fund and the Alpine Global Dynamic Dividend Fund.

Trustee Transactions with Fund Affiliates. As of January 15, 2010, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Investment Adviser, or an affiliate of or any person directly or indirectly controlling, controlled by or under common control with the Investment Adviser. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in the Investment Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Investment Adviser or any affiliate thereof was a party.

Required Vote. The election of a Trustee to the Board of Trustees requires the affirmative vote of a plurality of the shares of beneficial interests entitled to vote for the election any Trustee, represented in person or by proxy at a meeting of the shareholders with a quorum present. For purposes of the election of Messrs. Jacobson and Leibler, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of Messrs. Jacobson and Leibler as Trustees.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF MESSRS. JAMES A. JACOBSON AND H. GUY LEIBLER TO THE BOARD OF TRUSTEES. ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED "FOR" APPROVAL OF THIS PROPOSAL.

INFORMATION ABOUT THE FUND

The Fund's current Investment Adviser is Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase New York 10577. The Fund's administrator is ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Fund's transfer and dividend disbursing agent is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The Bank of New York Mellon also serves as the Fund's Custodian for the Fund's securities and cash and is located at 101 Barclay Street, New York, New York 10286.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP ("Deloitte"), 555 East Wells Street, Milwaukee, Wisconsin, 53202 currently serves as the independent registered public accountant for the Trust. Representatives of Deloitte are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Trust has engaged Deloitte to perform audit services, audit-related services, tax services and other services for the current fiscal year. "Audit services" refer to performing an audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for the fiscal year ended October 31, 2009 for audit fees, audit-related fees, tax fees and other fees by Deloitte:

Aggregate Total for Fiscal Year Ended 10/31/09
Audit Fees	$30,500
Audit-Related Fees	$0
Tax Fees	$4,615
All Other Fees	$0

The Fund's Audit Committee adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Trust, including services provided to any entity affiliated with the Trust. All of Deloitte's hours spent on auditing the Trust's financial statements were attributed to work performed by full-time permanent employees of Deloitte.

Since inception, and for the past two fiscal years, Deloitte has not billed the Trust or the Investment Adviser (or any entity controlling, controlled by or under common control with the Investment Adviser) for, nor accrued for on behalf of the Trust or the Investment Adviser, any non-audit fees other than certain tax fees. The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Investment Adviser or any entity controlling, controlled by or under common control with the Investment Adviser, is compatible with maintaining Deloitte's independence, and has concluded that the provision of such non-audit services by Deloitte has not compromised its independence.

Audit Committee Report. The Audit Committee has met and held discussions with Deloitte, the Fund's independent registered public accountant. The independent registered public accountant represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee (i) reviewed and discussed with management the Fund's audited financial statements for the most recently completed fiscal year; (ii) discussed with the Fund's independent registered public accountant, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) obtained from Deloitte a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between Deloitte and the Fund that might bear on Deloitte's independence and discussed with Deloitte any relationships that may impact Deloitte's objectivity and independence and satisfied itself as to Deloitte's independence.

Based upon the Audit Committee's discussion with the Deloitte and the Audit Committee's review of the representations of the Deloitte and the report of Deloitte to the Audit Committee, the Audit Committee recommended that the Board of Trustees include the audited financial statements in the Fund's Annual Report for the fiscal year ended October 31, 2009 filed with the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's common shares, and the Fund's Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC. Based solely on a review of the reports filed with the SEC, the Fund believes that during fiscal year ended October 31, 2009, all Section 16(a) filing requirements applicable to Fund officers, Trustees and greater than 10% beneficial owners were complied with except in one instance. The initial statement of beneficial ownership of securities on Form 3 of Mr. James A. Jacobson, Trustee, was not filed within ten days after the event by which

Mr. Jacobson became a reporting person. The initial statement of beneficial ownership of securities of Mr. Jacobson has since been filed with the SEC. Mr. Jacobson has no beneficial ownership of securities in the Fund.

Information Pertaining to Certain Stockholders. To the knowledge of the Fund's management, before the close of business on January 15, 2010, the following tables sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund:

5% or Greater Shareholders*

Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
Citigroup Global Markets 111 Wall Street New York, NY 10005	21,698,930	20.30%	Beneficial

First Clearing LLC 10700 Wheat First Dr. WS 1023 Glen Allen, VA 23060	12,456,400	11.66%	Beneficial

Merrill Lynch 101 Hudson Street 8th Fl Jersey City, NJ 07302	8,043,792	7.53%	Beneficial

  *  To the knowledge of the Fund's management, before the close of business on January 15, 2010, the officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

Recent Board Approvals Affecting the Fund. The Board of Trustees of the Fund recently approved, effective immediately, the elimination of the restriction against the Fund holding greater than 10% of its assets in illiquid securities. Therefore, the Fund is no longer subject to such limitation. The Board also approved, effective immediately, that the Fund will rely upon the MSCI Emerging Markets Index in its determination of which countries are considered emerging markets. The Board further approved, effective immediately, the following portfolio management changes with regard to the Fund. Joel E. D. Wells will serve as Co-Portfolio Manager with Samuel A. Lieber. Peter Kovalski and Robert W. Gadsden will serve as Associate Portfolio Managers. Mr. Wells joined Alpine in November 2006, after serving as an Equity Research Associate Analyst on the Real Estate, REITs, and Lodging team at Wachovia Capital Markets. Prior to that position he spent three years as a European Competition Analyst for WilmerHale in Brussels, Belgium. Mr. Wells earned his bachelor's degree from Boston College, an MA from St. John's College, and an International MBA from the University of Chicago Graduate School of Business.

Information regarding other accounts managed by Mr. Wells is set forth in the table below:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joel E. D. Wells
Registered Investment Companies	1	2.1	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

The Fund is required by federal law to file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Reports to Shareholders. THE MOST RECENT ANNUAL REPORT OF THE FUND, INCLUDING FINANCIAL STATEMENTS, HAS BEEN PREVIOUSLY MAILED TO SHAREHOLDERS. IF YOU HAVE NOT RECEIVED THIS REPORT OR WOULD LIKE TO RECEIVE AN ADDITIONAL COPY FREE OF CHARGE, PLEASE CONTACT ALPS FUND SERVICES, INC., 1290 BROADWAY, SUITE 1100, DENVER, CO 80203, OR 1-800-617-7616, AND IT WILL BE SENT PROMPTLY BY FIRST-CLASS MAIL. THESE REPORTS ARE ALSO AVAILABLE ON THE SEC'S WEBSITE, WWW.SEC.GOV AND AT WWW.ALPINECEF.COM.

GENERAL INFORMATION

Other Matters to Come Before the Meeting. The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. Any shareholder proposal to be considered for inclusion in the Fund's proxy statement and form of proxy for the annual meeting of shareholders to be held in 2011 should be received by the Secretary of the Fund no later than October 1, 2010. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2011 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by October 1, 2010.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE PROXY CARD IS REQUESTED.

Samuel A. Lieber, President

Purchase, New York
January 29, 2010

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PROXY

ALPINE GLOBAL PREMIER PROPERTIES FUND

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS

SCHEDULED FOR MARCH 18, 2010

The undersigned hereby appoints Samuel A. Lieber and Andrew E. Pappert, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Shareholders of the Alpine Global Premier Properties Fund (“the Fund”), to be held on March 18, 2010, at 12:00 p.m. Eastern Time, 707 Westchester Avenue, White Plains, New York 10604 (the “Meeting”), or any adjournments or postponements thereof to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on January 15, 2010. Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement.

The undersigned hereby revokes any prior proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

Note: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) [Title(s) if applicable]	Date

Signature of joint owner, if any	Date

 FOLD HERE

YOUR VOTE IS VERY IMPORTANT.

This proxy will be voted as specified below. If the proxy is executed, but with respect to the proposal no specification is made, this proxy will be voted in favor of the proposal and in the direction of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournment or postponement thereof. Please indicate by filling in the appropriate box below.

Please fill in the box as shown using black or blue ink or number 2 pencil

			FOR	WITHHOLD
1.	Elect two Trustees to the Board of Trustees:

	a)	James A. Jacobson

	b)	H. Guy Leibler

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Your vote is important. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting. You may revoke your proxy card, or by attending the Meeting and voting in person.

You can find the proxy statement online at: www.proxyonline.com/docs/Alpineglobalpremierpropertiesfund.pdf

SCANNER BAR CODE	Class

TAG ID: 12345678	Cusip: 02083A103